SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                               Commission Only (as permitted by
[ ]  Definitive Proxy Statement                Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to
     Section 240.14a-12.


                                   AETNA INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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


The following is a copy of slides presented to investors at the Prudential Vector Healthcare Conference held on November 8, 2000:




                                    [LOGO]


                               PRUDENTIAL VECTOR
                             HEALTHCARE CONFERENCE
                                November 8, 2000




                                                                          AEtna

[LOGO]

Cautionary Statement
-------------------------------------------------------------------------------

CAUTIONARY STATEMENT - Certain information we will discuss today is forward looking, including statements regarding the future business prospects of our health business, the adequacy of pricing levels, the potential of certain actions being taken to address the performance of the Prudential HealthCare business, the evaluation of our commercial health markets, the restructuring of our health product portfolio, our plans to improve our relationships with providers, our expectations as to the future impact of certain other actions and plans we are implementing in our health business, our expectations relating to exiting certain Medicare markets effective 2001, and our target closing date for the previously announced transaction with ING Groep N.V. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results of
Aetna's businesses and other future events to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the results of our health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the availability of appropriately qualified personnel to implement our new utilization review policies; the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner, and to achieve projected operating earnings targets for that acquisition (which also is affected by the adequacy of certain contractual economic projections in the acquisition, the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); adverse pricing actions by government payors; changes in size and product mix of membership in key health markets; and the outcome of litigation and other regulatory matters, including numerous purported health care class actions and ongoing reviews of business practices by various regulatory agencies. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. For further discussion of important risk factors that may materially affect the results of Aetna's health business prior to the closing of the ING transaction and other management estimates, please see the risk factors contained in
Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K, Reports on Form 10-Q for the periods ended March 31, 2000, June 30, 2000, and September 30, 2000, and Proxy Statement and Form 10 related to the ING transaction, filed with the SEC, for a discussion of Aetna's results of operations and financial condition.
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Aetna Inc.                                                        November 2000

                                                 Introduction
         -----------------------------------------------------
                     Robyn Walsh - VP, Investor Relations




                                                                         [LOGO]

                           Charting the Direction for
                                        the New Aetna
                        -----------------------------
                          Jack Rowe - President & CEO




                                                                         [LOGO]

[LOGO]


HMO Industry Cost and Pricing Cycles
-------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]

[Bar graph showing HMO industry data for medical loss ratio, medical cost trend and commercial HMO premium rate growth for the years 1985 to 1999 (historical) and 2000 to 2001 (estimates) below]

               1985   1986   1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999  2000E   2001E
               ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----  -----   -----
Commercial
HMO Premium
Rate Growth       7%     4%     3%  11.7%  16.9%    16%  12.9%  10.9%   9.6%   3.5%    -1%   8.1%   2.5%     5%     9%   11%     12%

Medical Loss
Ratio          83.5% 87.45%  90.9%  91.1%  86.7% 86.35%  86.1%  86.7%  86.1%  85.5%  87.5%    88%  89.5%    89%    88%   87%  86.25%

Medical Cost
Trend           8.8%  10.5%  13.7%  15.5%  16.8%  12.8%   8.9%   8.7%   4.9%   1.5%   1.7%   2.2%   3.8%     5%   6.5%    8%   10.5%



Source: Fox-Pitt, Kelton Healthplan Industry 2001 Preview - Mckinsey & Co., Milliman and Robertson, AAHP, U.S. Bureau of the Census, Sherlock Co., Pulse

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Aetna Inc.                                                        November 2000

[LOGO]


Intensive Review of Aetna
-------------------------------------------------------------------------------

o    Establishment of Several Strategic Teams

o    Impediments to Past Performance

     -    Emphasis on Top-Line Growth and Market Share
     -    Growth by Acquisition Strategy
     -    Provider Contract Rigidity
     -    Limited New Products
     -    Centralized Management Structure

o    Unlock and Return Value to Our Shareholders


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Aetna Inc.                                                        November 2000

[LOGO]


New Direction
-------------------------------------------------------------------------------
o    Improve Provider Relations

o    Nationalized Localization

o    Innovative and Value-Added Product Features

     -    Flexible Open Access Offerings
     -    Aetna Navigator(TM)

o    Collaborative Partnerships/Relationships

     -    InteliHealth/Harvard Medical School
     -    MedUnite


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Aetna Inc.                                                        November 2000

                           Navigating the New Aetna
                           ------------------------




                                                                         [LOGO]

[LOGO]


Stages For Success of the New Aetna
-------------------------------------------------------------------------------

o    Period 1

     -    Events up to and Including the Aetna/ING Transaction

o    Period 2 - Transition Period

     -    Present Time through June of 2001

o    Period 3

     -    Second Quarter of 2001 and Forward


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Aetna Inc.                                                        November 2000

[LOGO]


Transitional Period Objectives
-------------------------------------------------------------------------------

o    Improve Financial Performance

     -    Withdrawal from Certain Medicare Service Areas

     -    Withdrawal from Identified Commercial HMO Markets

     -    Implementation of January 1, 2001 Price Increases

     -    Completion of Phase I Cost Reductions

     -    Development of Phase II Cost Reductions

     -    Enhance Control of Medical Costs


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Aetna Inc.                                                        November 2000

[LOGO]


Transitional Period Objectives
-------------------------------------------------------------------------------

o    Facilitate the New Plan

     -    Repairing Relations with Partners

     - Reorganization of Our Administrative Systems and Re-engineering of Business Processes and Service Elements

     -    Strengthening the Management Structure of the Company


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Aetna Inc.                                                        November 2000

[LOGO]


Strategic Period
-------------------------------------------------------------------------------

o    Strategic Plan

     -    Member-Centric Philosophy

     -    Identification and Articulation of Aetna's "Value Added"

o    Strategic Teams Recommendations and Actions

     -    Product Flexibility
     -    Creation of Strategic Partnerships
     -    Sales Force Realignment
     -    Re-engineering of Business and Service Processes
     -    Leverage and Coordination of Aetna's Assets
     -    Enhancements of Aetna's e.Health Capacity
     -    Identification of the Most-Effective Market Presence for the New Aetna


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Aetna Inc.                                                        November 2000

[LOGO]


Operating Results
-------------------------------------------------------------------------------


3Q00 Results                       Cigna    United    WellPoint    AUSHC
-------------------------------------------------------------------------------
Health Mbrship.                   14.3 M    15.2 M      7.7 M      19.2 M
Revenue                           $3.7 B    $5.4 B     $2.4 B      $6.4 B
Earnings1                         $215 M    $232 M      $95 M      $164 M
Operating Margin                    5.8%      4.3%       4.0%        2.6%


---------
1 Excluding Goodwill Amortization and Interest Expense


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Aetna Inc.                                                        November 2000

                                The More-Profitable
                           More-Effective New Aetna
                           ------------------------
                                   Alan Weber - CFO




                                                                         [LOGO]

[LOGO]


Financial Initiatives to Improve Performance
-------------------------------------------------------------------------------

o    Pricing

o    Better Management of Medical Costs

     -    Increased Flexibility to Regional Management

     -    Resources Directed to On-Site Utilization Review


-------------------------------------------------------------------------------
Aetna Inc.                                                        November 2000

[LOGO]


Financial Initiatives to Improve Performance
-------------------------------------------------------------------------------


o    Prudential HealthCare Integration

o    Medicare Market Exits

o    Commercial HMO Market Exits

o    Cost Reductions


-------------------------------------------------------------------------------
Aetna Inc.                                                        November 2000

[LOGO]


The Benefits of Change
-------------------------------------------------------------------------------


          Change                              Projected Impact
          ------                              ----------------

New Product Set               ---->      o    Provides greater consumer choice,
                                              satisfaction & retention

Simplify Processes            ---->      o    Reduce cost and hassle
                                         o    Improve consumer satisfaction

Leveraging                               o    Providing tools to empower
Technology                    ---->           consumers to make more-informed
                                              choices

Constituent-Focused
Metrics                       ---->      o   Little incremental cost
                                         o   Focus on consumer needs
                                         o   Clear line of sight for employees


-------------------------------------------------------------------------------
Aetna Inc.                                                        November 2000

[LOGO]


Delivering on Our New Business Model
-------------------------------------------------------------------------------
New Era of Leadership, Growth and Significant Value

o Full Spectrum of Products and Services to Meet the Needs of a Hypersegmented Market

o    Better Information Powered by Technology

o    Closer Working Relationships with Doctors and Hospitals

o    Highly Engaged Work Force Focused on Meeting Customer Needs

o    Consistent, Top-Notch Service to all our Customers


-------------------------------------------------------------------------------
Aetna Inc.                                                        November 2000

                                    [LOGO]






                                                                          AEtna

          ***********************************************************

Aetna has filed a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business, the adequacy of pricing levels, the potential of certain other actions being taken to address the performance of the Prudential HealthCare business, the evaluation of Aetna's commercial health markets, the restructuring of Aetna's health product portfolio, Aetna's plans to improve its relationships with providers, Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business, and Aetna's expectations relating to exiting certain Medicare markets effective 2001. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results of Aetna's businesses and other future events to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the availability of appropriately qualified personnel to implement our new utilization review policies; the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the adequacy of certain contractual economic projections in the acquisition, the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); adverse pricing actions by government payors; changes in size and product mix of membership in key health markets; and the outcome of litigation and other regulatory matters, including numerous purported health care class actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.